________________________________________________________________________________
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
                         ______________________________

        Date of Report (Date of earliest event reported): April 13, 2010

                              eMax Worldwide, Inc.

                                      Utah
                                      ----
                 (State or other jurisdiction of incorporation)

                                   33-20394-D
                                   ----------

                            (Commission File Number)

                                   26-3773533
                                   ----------

                       (IRS Employer Identification No.)

                         1512 South 1100 East, Suite B
                           Salt Lake City, Utah 84105
                           --------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (850) 638-3920
                                 --------------

                               eMax Holdings Corp
                             358 South 700 St B149
                           Salt Lake City, Utah 84102
                           --------------------------
         (Former name or former address, if changed since last report.)

Current Events

UPDATES OF DIVIDENDS

Also over the past seven years the company has announced for dividends to be issued in a separate company named Freedom Entertainment and two years in 2005 in the same company that changed their name to EntertainMax Corp. The company has decided that those dividend shares that are being issued will be transferable into the partly held company eMax Media Group on a one share for one share basis. This exchange of shares in the company has a minimum value of $1.00/share , which is an increase of one hundred percent from the first appointed valuations of the shares to be granted and when the dividends were first issued to be paid, Please see notes below that further outlines those dividend event dates and particulars. Currently the company has engaged their SEC counsel to file a proper registration to register those dividend shares owed to the EMAX Worldwide shareholders and to complete the spin off Registration of eMax Media Group as its own publicly trading company. Based on these new Board of Directors decisions of the two companies respectfully, this is the main reason for the delay in mailing certificates in those first two dividend companies. The company is now planning a mailing and all those dividend shares will be mailed to the shareholders without any responsibility on the shareholder accept to make sure we have their current mailing address. If we have not received new addresses from shareholders in the past two years we request at this time all shareholders to please email the company at info@emaxcorp.com their current information.

RECAP OF PREVIOUS EVENTS AND ANNOUNCED

Business of Issuer. Describe the issuer's business so a potential investor can clearly understand it. To the extent material to an understanding of the issuer, please also include the following:

1. the issuer's primary and secondary SIC Codes;

Primary SIC -- Industry Classification
6719 - Holding Company
8071 - Video Production

The Issuer is not a Development Stage Company. The company has been an operating and holdings company since the inception of the company

The  Issuer  is  not  considered a Shell Company pursuant to Securities Act Rule
405;.

ON APRIL 30, 2007 Artists Innovations Corporation, a Utah company ("Artists"), and eMax Media Group, Inc., a company partly owned by eMax Holdings Corporation, a Delaware corporation ("eMax"), entered into a licensing Agreement for the marketing and exploitation rights to media, and technology rights . (the "Licensing Agreement") On May 2, 2007, the respective Boards of Directors of Artists and eMax and the holders of a majority of the issued and outstanding shares of common stock, $.000001 par value, approved and adopted the Licensing Agreement. The licensing agreement from Artists Innovations for all non exclusive marketing rights to the media, entertainment and technology rights was for a value of and wherein there was caused to be issued an aggregate of 8,310,800 eMax MEDIA GROUP, Inc. Shares of Preferred Stock, with a stated value of $1.00 per share of its $0.000001 par value preferred stock, and convertible into 103,885,000 shares of common stock in eMax Holdings Corporation in exchange for certain licensing rights more fully described in the Agreement valued at $ 8,310,800 and with 103,885,000 shares of eMax Holdings Corporation; at a stated value of a ten day average trading price of $.08 per share of common stock to be and is being issued for the consideration of the rights

ON MAY 8, 2007 the Issuer entered into a reverse merger agreement with Gold Rush Investment Corporation, a Utah corporation ("GoldRush"), and eMax Holdings Corporation, a Delaware corporation ("eMax"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the acquisition of eMax by GoldRush through the merger (the "Merger") of eMax into GoldRush. Gold Rush Investments Corporation was filed in the state of Utah on March 26, 2007 with 100,000,000 shares of common stock authorized and with 40,000,000 shares of Preferred Stock. On May 2, 2007, the respective Boards of Directors of GoldRush and eMax approved and adopted the Merger and the Merger Agreement. On May 2, 2007, the holders of a majority of the issued and outstanding shares of common stock, $.000001 par value, of eMax agreed to approve and adopt the Merger Agreement. On May 2, 2007, the holders of a majority of the issued and outstanding shares of common stock, $.001 par value, of GoldRush and the holders of a majority of the shares of Gold Rush Common Stock and stock not issued by GoldRush to eMax or any of its affiliates voting voted to approve the Merger.

The Merger was consummated and became effective as of the close of business on June 8, 2007, when Articles of Merger of eMax with Goldrush were filed with the Department of State of the State of Delaware and the State of Utah. As a result of the Merger, Gold Rush Investments Corporation is the survivor of the merger, Gold Rush Investments Corporation name was changed to eMax Worldwide, Inc. and eMax Holdings Corporation is scheduled to be dissolved in the State of Delaware. The effective record date of the event was scheduled for June 10, 2007, Upon consummation of the Merger, each one share of eMax Holdings Corporation Common Stock was converted into the right to receive share of common stock in Gold Rush Investments Corp (par value $0.0001 per share).

ON APRIL 12, 2007, the Issuer undertook to set aside 103,885,000 restricted shares of common stock valued at 0.08/share in respect of the acquisition of 8,310.800 shares of common stock valued at $1.00 /share of eMax Media Group, Inc. ;and in preparation of eMax Media Group being spun off as its own publicly trading company. These shares have been issued and are being held in trust with the transfer agent

ON JUNE 15, 2007, the Issuer voted by Board of Directors approval to issue as investment 100 million restricted shares of common stock, valued at $.01-0.001/share into the partly held company eMax Media Group, Inc. These shares have been issued and are being held in trust with the transfer agent and are controlled by the company and under the direction of the management and Board of Directors

ON JUNE 15, 2007, the Issuer voted by Board of Directors approval to issue as investment 100 million restricted shares of common stock, valued at $.01-0.001/share into the partly held company eMax Networks Group, Inc. These shares have been issued and are being held in trust with the transfer agent and are controlled by the company and under the direction of the management and Board of Directors

ON JUNE 15, 2007, the Issuer voted by Board of Directors approval to issue as investment 100 million restricted shares of common stock, valued at $.01-0.001/share, to the partly held company eMax Technology Group, Inc. These shares have been issued and are being held in trust with the transfer agent and are controlled by the company and under the direction of the management and Board of Directors

ON JUNE 15, 2007, the Issuer voted by Board of Directors approval to issue as investment 90 million shares of restricted shares of common stock, valued at $.01- 0.001/share into the partly held company Gold Rush Investments and for the benefit of the Katrina Re-Development projects. These shares have been issued and are being held in trust with the transfer agent and are controlled by the company and under the direction of the management and Board of Directors

ON JUNE 15, 2007, the issuer set aside a total of 81,405,248 restricted shares of common stock for the distribution of shares due to shareholders from the record dividend date of June 15, 2007. These shares have been issued and are being held in trust with the transfer agent for current distribution to the issuer shareholders

ANY PENDING OR ANTICIPATED STOCK SPLIT, STOCK DIVIDEND, RECAPITALIZATION, MERGER, ACQUISITION, SPIN-OFF, OR REORGANIZATION; SEE BELOW

FIRST DIVIDEND
YEAR: 2003

Div: Spin off; One share Freedom Entertainment Inc issued for every 9 Common shares in eMax Corporation Ex-Date: March 15, 2003

Pay Date: February 19, 2010
RECORD DATE: MARCH 18, 2003
THESE SHARES WILL NOW BE REISSUED IN THE PARTLY OWNED COMPANY EMAX MEDIA GROUP, INC. AND WHICH IS GOING PUBLIC.

SECOND DIVIDEND
YEAR: 2005
Div: Spin off; One share of EntertainMax Inc issued for every 3 Common shares in eMax Holdings Corporation Ex-Date: March 15, 2005

Pay Date: February 19, 2010
RECORD DATE: MARCH 18, 2005

THESE SHARES WILL NOW BE REISSUED IN THE PARTLY OWNED COMPANY EMAX MEDIA GROUP, INC. AND WHICH IS GOING PUBLIC.

THIRD DIVIDEND

YEAR: 2007

After the acquiring the licensing rights form Artist Innovations Inc., For every shareholder that held shares on May 15, 2007, their dividend issuance will be one for each 1.84 common shares held, not 1 for 2, as originally announced in May of 2007, an eight percent gain.

Div: One share eMax Holdings Corporation issued for every 1.84 Common shares held in eMax Holdings Corp. Ex-Date: May 12, 2007

Pay Date: February 19, 2010
RECORD DATE: MAY 15, 2007

ON MAY 18, 2007, The total authorized capital was modified by increasing the authorized shares from 100,000,000 shares of stock to 500,000,000 shares of common stock and with a par value of $0.000001 per share.

FOURTH DIVIDEND
YEAR: 2007

On June 15, 2007 Record date for one new share in EMXC for each 3.52 shares held in company as of record date June 15, 2007

Div: One share of eMax Worldwide, Inc. shares issued for each 3.52 Common shares held in eMax Holdings Corporation Ex-Date: June 12, 2007

Pay Date: February 19, 2010
RECORD DATE: JUNE 15, 2007


Upon consummation of the Merger, each one share of eMax Holdings Corporation Common Stock was converted into the right to receive share of common stock in Gold Rush Investments Corp (par value $0.0000001 per share).

ON JULY 4, 2008, The total authorized capital was modified by increasing the authorized shares from 500,000,000 shares of stock to 1,400,000,000 shares of common stock and with a par value of $0.0000001 per share.

ON AUGUST 8, 2008,The company was also issued a new Cusip number at that time. The new cusip number for EMAX Worldwide, Inc. is 29078Y 101. The company is still awaiting Nasdaq to change the name of the company in the market and issue a new trading symbol .

ON APRIL 6, 2009, the total authorized capital was modified by way of a reverse stock split 1000 to one to change the number of common shares from 1,134,835,364 to 1,134,835 shares of common stock and with a par value of $0.0000001 per share. The company was also issued a new Cusip number at that time. The new cusip number for EMAX Worldwide, Inc. is 29078Y 20-0 was issued June 2009

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMAX WORLDWIDE INC.

April 13, 2010

By: /s/

Name:Roxanna Weber

Title: President

                              Exhibit Description

EXHIBIT 99.1 Press Release issued by Registrant, dated October 11, 2007

EXHIBIT 99.1 Press Release issued by Registrant On September 26, 20070

EXHIBIT 3.3 Articles of Amendment to EMAX Worldwide, Inc.

EXHIBIT 3.3 May 11, 2009 Letter to Jennifer A. Fainer The NASDAQ Stock Market Dividend Department Regarding Company Name Change

EXHIBIT 3.3 April 4, 2008 Updated Revised letter to Letter to

EXHIBIT 3.3 July 31, 2007- Revised Letter to Jennifer A. Fainer The NASDAQ Stock Market Dividend Department

EXHIBIT 3.3 July 31, 2007 Letter to Jennifer A. Fainer The NASDAQ Stock Market Dividend Department

EXHIBIT 3.3 July 31, 2007- Revised Letter to Jennifer A. Fainer The NASDAQ Stock Market Dividend Department

EXHIBIT 3.3 July 31, 2007 Jennifer A. Fainer The NASDAQ Stock Market Dividend Department

EXHIBIT 3.3 June 12, 2007 Jennifer A. Fainer The NASDAQ Stock Market Dividend Department

EXHIBIT 3.3 Letter June 1, 2007 OTC Bulletin Board Coordinator NASDAQ Market Operations

EXHIBIT 3.3 Letter to Jennifer A. Fainer The NASDAQ Stock Market Dividend Department

                                  EXHIBIT 3.3
          Amendment to Articles of Incorporation, dated March 19, 2009
                                 State of Utah
                             DEPARTMENT OF COMMERCE
                   Division of Corporations & Commercial Code

          Articles of Amendment to Articles of Incorporation (Profit)

Pursuant to UCA 16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1. The name of the corporation is: EMAX Worldwide, Inc.

2. The date the following amendment(s) was adopted: March 19, 2009

3. If changing the corporation name, the new name of the corporation is:

4. The text of each amendment adopted (include attachment if additional space needed):

The  company  announces  its  newly  appointed  Board  of Directors and officers
Roxanna Weber is the President, Secretary and Chairman of the Board Dorliss Bright is the Vice President and a Director Matthew Weber is a Director

5. If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

6. No shares have been issued but directors have been elected by the board of directors and controlling shareholders approved the appointment of directors.

7. Delayed effective date (if not to be effective upon filing) March 19, 2009 (not to exceed 90 days) Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By: _______________________________________
Title: Secretary
Dated this 19th day of March, 2009

EXHIBIT 99.1 Press Release

           Press Release issued by Registrant, dated October 11, 2007

            eMax Holdings Corporation Announces Updates on Dividends

eMax Holdings Corporation (PINKSHEETS: EMXC), announces today that as they are finalizing the issuance of dividends. At this time the company is announcing increased dividends. For every shareholder that held shares on May 15, 2007, your dividend issuance will be one for each 1.84 common shares held, not 1 for 2, an eight percent gain. On June 15, 2007, the dividend announced was 1 for 4 but the dividend rate is actually 1 for each 3.52 common shares held, a twelve percent gain. This equates to a total increase of twenty percent to the shareholders in dividends.

At this time the last of the dividends are being issued and will be sent to shareholders without any action necessary on their part. The company realizes the issuance of dividends has taken longer than management expected, and previously announced, however the company is very particular in making sure to attend to details and making sure the shareholders get all the dividends they are entitled to.

eMax Holdings Corporation is also preparing, currently, a private placement offering; to be properly registered with the SEC, to help keep funding the company's rapid growth. The company's management is planning to institute a proper and registered stock buyback program at the same time. The filing of the recent 8k marks the first of many filings the company will be completing over the next several months; and to get the company into complete compliance with the SEC and then also to request listing on Nasdaq's Bulletin Board or for Small Cap listing.

About eMax Holdings Corporation
eMax Holdings Corporation (http://www.emaxcorp.com) is a diversified holding company investing in multimedia, entertainment, communication, broadcasting, IT technologies, real estate, energy and finance industries.


Contact
EMAX Holdings Corp.
Roxanna Weber, Chairman/CEO
info@emaxcorp.com

EXHIBIT 99.1 Press Release

On September 26, 2007 the company released this press release

               eMax Holdings Corporation Provides Current Updates

Recently eMax Holdings Corporation (PINKSHEETS: EMXC) has announced the following: eMax is currently 1) preparing and submitting more filings at this time for Nasdaq and the SEC. 2) is preparing the distribution of dividends for mailing and distribution and 3) forming the four new subsidiaries: eMax Media Group, Gold Rush Networks Group, eMax Technology Group and eMax Networks Group and 4) reviewing many new companies for acquisition in the areas of Real Estate, internet technologies, Innovative Consumer Goods, and Energy companies. 1. eMax Networks plans to launch their new interactive delivery networks by January of 2008. 2. eMax Media Group is currently building out the network systems that will allow the company to market and sell eMax family entertainment and media content, which includes music, games, movies and gifts, to consumers directly.
3. eMax Technology Group will be marketing and selling their own branded mobile phones, media players, PDAs and other consumer electronics.

4. Gold Rush Network's commitment to work along with RGC Corp towards the rebuilding of the housing and communities in the Katrina devastated areas; EMAX Holdings Corporation offered their additional support to the project and further agreed to start their involvement with an investment of 2.5 million dollars into the Gold Rush Network subsidiary; and exclusively for the benefit of the Katrina Re-Development Group. eMax Holdings Corporation has signed a resolution to set aside Twenty five million shares of stock to be used for the capital benefit of Katrina Re-Development Group. EMAX Holdings Corporation has recently completed a reorganization path and during all the events over the past thirty months, the share price of eMax Holdings Corporation common stock has been carried on the books of the companies at a rate of $.07-$.10 per share. At this time the company is not considering restructuring its common stock by way of any reverse stock split The company is continuing to make filings with the SEC. These recent filings are the first of many filings the company will be completing over the next several months; and to get the company into complete compliance with the SEC and then also to request listing on Nasdaq's Bulletin Board or for Small Cap listing. In regards to all shareholder dividends. We would like to advise our shareholders, if you would like to ensure you directly and correctly receive your dividend shares, then we have prepared the following procedures. For everyone holding a stock certificate, please feel free to mail your certificate to the transfer agent for EMAX Holdings Corporation, National Stock Transfer Agency, ("NST), 1512 S 1100 East, Suite B, Salt Lake City, Utah 84105 Phone 801-485-7978 fax 801-466-4677

It is Not necessary to sign the stock certificate, unless the shareholder is changing the registration owner of the shares and then the stockholder also needs a Medallion Signature Guarantee placed on the certificate.

Please sign the back of the certificate, mail to NST and send the following administration fees as follows. If you would like to change your existing certificate, for a new one in the name of EMAX Worldwide, then send $70.00 along with certificate and NST will reissue you the correct certificate. In addition, if you held the certificate during the last two dividend event dates, May 15, 2007 and June 15, 2007 please send an addition $30.00 for each of the two dividend shares certificate you will be receiving. Please make sure you send to the transfer agent your correct mailing information, at that time. If a shareholder is holding a certificate in the name of EMAX Corp or Gateways to Space, Inc., you can also follow the directions listed above to exchange your shares in the correct name and to receive your dividend shares, which you are entitled to. If you have held these shares for more than two years have the form notarized and send with your stock certificate to the transfer agent at the same time and they will reissue your shares as freely trading shares. There is an additional $50.00 fee for removing the legend at the same time.

We are implementing these procedures so as to help expedite the mailing correctly of dividends to all shareholders and to enable all shareholders to have direct access to our transfer agent;so everyone can monitor the dividend process personally. We thank everyone for their support and understanding as we have been moving towards the completion of having all dividends issued to our shareholders.

This is the "end of the beginning" for all of us at EMAX Holdings Corp and throughout the landscape of the EMAX companies". Thank you for the opportunities you have given us to grow EMAX but we hope what you see in the rapid growth in the next year very much pleases you and increases your stock dividend gains immensely. Thank you for patience, and understanding in all of our efforts.

Please do send any comments or requests to our attention at info@emaxcorp.com.

Sincerely,

EMAX Management
Roxanna Weber, Chairman/CEO

Company Contact:

Roxanna Weber                     info@emaxcorp.com
Websites: EMAX Holdings Corp      http://www.eMaxcorp.com
Websites: EMAX Music              http://www.eMaxmusic.com
Websites: EMAX Networks           http://www.eMaxnet.net

EXHIBIT 3.3

                              EMAX Worldwide, Inc.
                           1512 S 1100 East, Suite B
                           Salt Lake City, Utah 84105
                                  407-615-2100
                            http://www.emaxcorp.com
May 11, 2009
Jennifer A. Fainer
The NASDAQ Stock Market
Dividend Department
* jennifer.fainer@nasdaq.com
* (203)385-6366
Fax (203)385-6381

Dear Ms. Fainer

eMax Holdings Corporation , now named eMax Worldwide, Inc Board of Directors and controlling shareholders has made the following changes:

1. The respectful companies has rescinded the change of control dated July 8, 2008 and announced the corrected change in control to the SEC on March 20, 2009.

2. The company increased its authorized common stock from 500,000,000 shares to 1,400,000,000 .

3. The Company's common stock was restructured through a 1:1000 reverse split of the One Billion, Three Hundred and Seventy Eight Million and Sixty Five Thousand Three Hundred and Sixty Four outstanding shares of common stock and leaving a share balance of 1,378,065 issued and outstanding common shares. For every 1000 shares a common stock the holder owns in e Max Worldwide, Inc then they will receive one share of common stock in EMAX Worldwide, Inc. The record date we have stated will be June 15, 2009

4. The company is applying for a new cusip number.

5. The company needs to apply for a new ticker symbol and has asked if they can check the following symbols for the company, (EMAX, EMMX, EMXX), if allowable

eMax Holdings Corp., now named eMax Worldwide, Inc. is a Publicly traded company on NASDAQ OTC: Pinksheets and trading under the stock symbol EMXC. The effective date will be set as of the date of June 15, 2009

The transfer agent is National Stock Transfer Agent
801-485-7978
Contact Kay Galster

Sincerely Yours,
Roxanna Weber
CEO/Sec

EXHIBIT 3.3

April 4, 2008
Jennifer A. Fainer-  Revised
The NASDAQ Stock Market
Dividend Department
* jennifer.fainer@nasdaq.com
* (203)385-6366
Fax (203)385-6381

Re: Change in Forward Stock Dividend originally announced in May of 2007 and corrected in new Release dates October 11, 2007

Dear Ms. Fainer

We had recently announced a one for every two shares of common stock held in the company EMAX Holdings Corporation that the shareholders would receive as a new share of common stock and as a dividend in the company; and with a stated a record date of May 15, 2007. The dividends have not be mailed due to the fact that in October of 2007 our Board of Directors agreed and announced a different larger dividend which was set as follows: Each shareholder will now receive a new common share of stock in eMax Holdings for every 1.84 shares they held in the company as of the record date of May 15, 2007 . The shares are in the process of being prepared for mailings at this time and without any necessary action on the part of the shareholders

For every 1.84 shares currently held by each shareholder, the shareholder will receive one (1) newly issued common share of stock in the company, EMAX Holdings Corporation. There was 193,120,247 shares issued and outstanding on record as of the day of May 15, 2007 and so currently the dividend being issued will add an additional 105,099,470 shares to the total shares outstanding and issued. The new issued and outstanding shares of common stock will be a total of 298,293,178

The shares are currently being issued as 144 restricted common stock and will not become freely trading until such time as the company finishes filing the necessary registration paperwork; which the company is currently preparing.

The transfer agent is National Stock Transfer Agent 801-485-7978. Contact Kay Gallister.

Thank You for your attention to these matters

Sincerely Yours,
Roxanna Weber, Chairman/CEO

EXHIBIT 3.3
July 31, 2007
Jennifer A. Fainer Revised
The NASDAQ Stock Market
Dividend Department
* jennifer.fainer@nasdaq.com
* (203)385-6366
Fax (203)385-6381

Dear Ms. Fainer

We have recently announced a one for every four shares of common stock held in the company the shareholders will receive as a new share of common stock as a dividend in the company; and with a stated a record date of June 15, 2007. The dividends have not be mailed due to the fact that in October our Board of Directors agreed and announced a different and larger dividend which was set as follows: Each shareholder will receive a new common share of stock in eMax Holdings for every 3.64 shares they held in the company as of the record date of June 15, 2007

For every 3.64 shares currently held by each shareholder, the shareholder will receive one (1) newly issued common share of stock in the company, EMAX Holdings Corporation. There was 289,680,370 shares issued and outstanding on record as of the day of June 15, 2007 and so currently the dividend being issued will add an additional 81,405,248 shares to the total shares outstanding and issued. The new issued and outstanding shares of common stock will be a total of 362,100,462.

The shares are currently being issued as 144 restricted common stock and will not become freely trading until such time as the company finishes filing the necessary registration paperwork; which the company is currently preparing.

The transfer agent is National Stock Transfer Agent 801-485-7978. Contact Kay Gallister.

Thank You for your attention to these matters

Sincerely Yours,

Roxanna Weber
Chairman/CEO

EXHIBIT 3.3

July 31, 2007
Jennifer A. Fainer
The NASDAQ Stock Market
Dividend Department
* jennifer.fainer@nasdaq.com
* (203)385-6366
Fax (203)385-6381

Dear Ms. Fainer

We have recently announced a one for every four shares of common stock held in the company the shareholders will receive a new share of common stock as a dividend in the company; and with a stated a record date of June 15, 2007. The dividends will be mailed out by September 15, 2007 with no required action by the shareholder.

The shares are in the process of being prepared for mailings at this time and without any necessary action on the part of the shareholders

For every two (2) shares currently held by each shareholder, the shareholder will receive one (1) newly issued common share of stock in the company, EMAX Holdings Corporation. These numbers are pre-merger with Gold Rush Investments Corp. There was 289,680,370 shares issued and outstanding on record as of the day of June 15, 2007 and so currently the dividend being issued will add an additional 96,560,123 shares to the total shares outstanding and issued. The new issued and outstanding shares of common stock will be a total of 362,100,462. The dividends will be mailed out by September 15, 2007 with no required action by the shareholder.

The shares are currently being issued as 144 restricted common stock and will not become freely trading until such time as the company finishes filing the necessary registration paperwork; which the company is currently preparing.

The transfer agent is National Stock Transfer Agent 801-485-7978. Contact Kay Galster.

Thank You for your attention to these matters

Sincerely Yours,
Roxanna Weber
Chairman/CEO

EXHIBIT 3.3

July 31, 2007  Revised Letter
Jennifer A. Fainer
The NASDAQ Stock Market
Dividend Department
* jennifer.fainer@nasdaq.com
* (203)385-6366
Fax (203)385-6381

Dear Ms. Fainer

We have recently announced a one for every four shares of common stock held in the company the shareholders will receive as a new share of common stock as a dividend in the company; and with a stated a record date of June 15, 2007. The dividends have not be mailed due to the fact that in October our Board of Directors agreed and announced a different and larger dividend which was set as follows: Each shareholder will receive a new common share of stock in eMax Holdings for every 3.64 shares they held in the company as of the record date of June 15, 2007

For every 3.64 shares currently held by each shareholder, the shareholder will receive one (1) newly issued common share of stock in the company, EMAX Holdings Corporation. There was 289,680,370 shares issued and outstanding on record as of the day of June 15, 2007 and so currently the dividend being issued will add an additional 81,405,248 shares to the total shares outstanding and issued. The new issued and outstanding shares of common stock will be a total of 362,100,462.

The shares are currently being issued as 144 restricted common stock and will not become freely trading until such time as the company finishes filing the necessary registration paperwork; which the company is currently preparing.

The transfer agent is National Stock Transfer Agent 801-485-7978. Contact Kay Gallister.

Thank You for your attention to these matters

Sincerely Yours,

Roxanna Weber
Chairman/CEO

EXHIBIT 3.3

July 31, 2007
Jennifer A. Fainer
The NASDAQ Stock Market
Dividend Department
* jennifer.fainer@nasdaq.com
* (203)385-6366
Fax (203)385-6381

Dear Ms. Fainer

We have recently announced a one for every four shares of common stock held in the company the shareholders will receive a new share of common stock as a dividend in the company; and with a stated a record date of June 15, 2007. The dividends will be mailed out by September 15, 2007 with no required action by the shareholder.

The shares are in the process of being prepared for mailings at this time and without any necessary action on the part of the shareholders

For every two (2) shares currently held by each shareholder, the shareholder will receive one (1) newly issued common share of stock in the company, EMAX Holdings Corporation. These numbers are pre-merger with Gold Rush Investments Corp. There was 289,680,370 shares issued and outstanding on record as of the day of June 15, 2007 and so currently the dividend being issued will add an additional 96,560,123 shares to the total shares outstanding and issued. The new issued and outstanding shares of common stock will be a total of 362,100,462. The dividends will be mailed out by September 15, 2007 with no required action by the shareholder.

The shares are currently being issued as 144 restricted common stock and will not become freely trading until such time as the company finishes filing the necessary registration paperwork; which the company is currently preparing.

The transfer agent is National Stock Transfer Agent 801-485-7978. Contact Kay Galster.

Thank You for your attention to these matters

Sincerely Yours,
Roxanna Weber
Chairman/CEO

EXHIBIT 3.3

June 12, 2007
Jennifer A. Fainer
The NASDAQ Stock Market
Dividend Department
* jennifer.fainer@nasdaq.com
* (203)385-6366
Fax (203)385-6381

Dear Ms. Fainer

We are sending this information to you to announce that the Board of Directors and shareholders of eMax Holdings Corporation has consented to reverse merge the company EMAX Holdings Corporation into Gold Rush Investments Corporation, a Utah corporation. All EMAX Holdings Corporation shareholders will exchange 1 share of their current EMAX Holdings Corporation stock for one new share of stock in the merged company. The company will also go through a name change. The new name of the corporation will be EMAX Worldwide, Inc. The dividends will be mailed out by September 15, 2007 and with no required action by the shareholder.

We would like to ask for one of the following ticker symbols for the new ticker symbol of the merged company if available: EMAX, EMXX, EMAC

The date of record we have stated was June 15, 2007

eMax Corporation's transfer agent is National Stock Transfer Agent in Salt Lake City Utah, 801-485-7978. For further questions of them please contact Kay or Roger Greer.

Thank You for your attention to this matter.

Roxanna Weber
Chairman/CEO

EXHIBIT 3.3
June 1, 2007
OTC Bulletin Board Coordinator
NASDAQ Market Operations
80 Merritt Boulevard
Trumbull, CT 06611
Fax (203)385-6381

To Whom It May Concern

We are sending this information to you to announce that the Board of Directors and shareholders of eMax Holdings Corporation has consented to reverse merge the company EMAX Holdings Corporation into Gold Rush Investments Corporation, a Utah corporation. All EMAX Holdings Corporation shareholders will exchange 1 shares of their current EMAX Holdings Corporation stock for one new share of stock in the merged company. The company will also go through a name change. The new name of the corporation will be EMAX Worldwide, Inc. This event will also present a new stock dividend in EMXC to the EMAX Holdings Corporations shareholders prior to the merger. The date of record of will be June 15, 2007

We would like to ask for one of the following ticker symbols for the new ticker symbol of the merged company if available: EMAX, EMXX, EMAC

The date of record we have stated will be June 15, 2007

eMax Corporation's transfer agent is National Stock Transfer Agent in Salt Lake City Utah, 801-485-7978. For further questions of them please contact Kay or Roger Greer.

Thank You for your attention to this matter.

Sincerely Yours,
Roxanna Weber
CFO/Sec. Co-Chair

EXHIBIT 3.3

Jennifer A. Fainer
The NASDAQ Stock Market
Dividend Department
* jennifer.fainer@nasdaq.com
* (203)385-6366
Fax (203)385-6381

Dear Ms. Fainer

We are sorry for delay in getting this materials to you. We had stated a record date of March 18, 2003 for a dividend as it relates to the merger of Gateways Entertainment into another company

The shares are scheduled to be mailed on April, 24, 2004 without any action on the part of the shareholders

If I own Nines share in eMax Corporation then I will receive One common share of stock in the company Freedom Entertainment International, Inc. Freedom Entertainment International is a Publicly traded company on NASDAQ originally named SPINPLANET.COM but is not a trading company yet. Freedom Entertainment is in process of requesting trading status.

The Spin off shares will be registered with the SEC but not be freely trading until proper registration and filings are made by Freedom Entertainment with the SEC.

3/18/2003  one in Freedom for nine in EMAX 5,118,283 emax corp-

3/18/2005 one in Entertainmax for three held 8,456,160

The transfer agent is National Stock Transfer Agent. 801-485-7978 Contact Kay or Roger Greer.

Thank You for your attention to this matters

Sincerely Yours,
Roxanna Weber
CEO/Sec. Co-Chair